Exhibit 99.2

Reinsurance Group of America, Incorporated®

Financial Supplement

Fourth Quarter 2013

(Unaudited)

Reinsurance Group of America, Incorporated®

World Headquarters	Internet address
1370 Timberlake Manor Parkway	www.rgare.com
Chesterfield, Missouri 63017
U.S.A.

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1

Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Contacts:

Jack B. Lay

Senior Executive Vice President

and Chief Financial Officer

Phone: (636) 736-7000

e-mail: jlay@rgare.com

Jeff Hopson

Sr. Vice President

Investor Relations

Phone: (636) 300-6106

e-mail: jhopson@rgare.com

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated

Financial Supplement

4th Quarter 2013

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated

Financial Supplement

This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated with the SEC.

Non-GAAP Disclosures

RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.

RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholders’ equity excluding AOCI.

Quarterly Financial Supplement	Page 1

Reinsurance Group of America, Incorporated

Company Guidance

The company provides financial guidance based upon the intermediate term rather than giving a range of annual earnings per share for an upcoming year. This better reflects the long-term nature of the business and the difficulty in predicting the timing of shorter-term or periodic events such as block transactions. The company accepts risks over very long periods of time, up to 30 years or longer in some cases. While more predictable over longer-term horizons, RGA’s business is subject to inherent short-term volatility. The guidance is unchanged versus that provided a year ago.

Over the intermediate term, the company targets growth in operating income per share in the five to eight percent range, and operating return on equity of 11 to 12 percent. These targets presume no significant changes in the investment environment from current levels and the deployment of $200 million to $400 million of excess capital, on average, annually. The ranges provided are unaffected by the charge recorded in the Australia operations in 2013’s second quarter, as the guidance is based upon “normalized” results.

Reinsurance Group of America, Incorporated

Financial Highlights

	Three Months Ended or As of					Current Qtr	Year-to-Date
(USD thousands, except inforce & per share data)	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	Quarter	2013	2012	Change
Net premiums	$2,212,998	$2,026,180	$2,035,156	$1,979,693	$2,179,707	$33,291	$8,254,027	$7,906,596	$347,431
Net income (loss)	144,959	137,955	(49,612)	185,535	222,989	(78,030)	418,837	631,893	(213,056)
Operating income (loss)	154,509	152,887	(71,797)	122,847	181,830	(27,321)	358,446	516,382	(157,936)
Operating return on equity (ex AOCI)—annualized	12.7%	12.9%	-6.0%	10.1%	15.5%	-2.8%
Operating return on equity (ex AOCI)—trailing 12 months	7.4%	8.1%	7.1%	11.4%	11.6%	-4.2%
Total assets	39,674,473	39,526,555	38,790,621	40,197,101	40,360,438	(685,965)
Assumed Life Reinsurance in Force (in billions)
U.S.	$1,387.8	$1,392.1	$1,392.3	$1,395.6	$1,395.6	$(7.8)
Canada	386.3	391.1	376.4	382.8	389.7	(3.4)
Europe & South Africa	629.8	626.5	584.9	581.8	602.5	27.3
Asia Pacific	486.0	494.1	470.2	512.6	539.8	(53.8)

Total Life Reinsurance in Force	$2,889.9	$2,903.8	$2,823.8	$2,872.8	$2,927.6	$(37.7)

Assumed New Business Production (in billions)
U.S.	$20.2	$22.0	$21.8	$25.7	$19.2	$1.0	$89.7	$151.4	$(61.7)
Canada	10.4	11.6	11.1	12.9	12.0	(1.6)	46.0	49.0	(3.0)
Europe & South Africa	31.7	27.0	28.4	45.7	58.4	(26.7)	132.8	136.0	(3.2)
Asia Pacific	16.6	31.0	42.7	11.6	12.8	3.8	101.9	90.2	11.7

Total New Business Production	$78.9	$91.6	$104.0	$95.9	$102.4	$(23.5)	$370.4	$426.6	$(56.2)

Per Share and Shares Data
Basic earnings per share
Net income (loss)	$2.05	$1.95	$(0.69)	$2.51	$3.02	$(0.97)	$5.82	$8.57	$(2.75)
Operating income (loss)	$2.19	$2.16	$(0.99)	$1.66	$2.46	$(0.27)	$4.98	$7.00	$(2.02)
Diluted earnings per share (1)
Net income (loss)	$2.03	$1.93	$(0.69)	$2.49	$3.00	$(0.97)	$5.78	$8.52	$(2.74)
Operating income (loss)	$2.17	$2.14	$(0.99)	$1.65	$2.44	$(0.27)	$4.95	$6.96	$(2.01)
Wgt. average common shares outstanding (basic)	70,650	70,865	72,350	73,838	73,880	(3,230)	71,917	73,737	(1,820)
Wgt. average common shares outstanding (diluted)	71,332	71,391	72,769	74,389	74,375	(3,043)	72,461	74,153	(1,692)
Common shares issued	79,138	79,138	79,138	79,138	79,138	—	79,138	79,138	—
Treasury shares	8,370	8,595	8,170	5,837	5,211	3,159	8,370	5,211	3,159
Common shares outstanding	70,768	70,543	70,968	73,301	73,927	(3,159)	70,768	73,927	(3,159)
Book value per share	$83.87	$83.58	$82.97	$94.34	$93.47
Per share effect of accumulated other comprehensive income (AOCI)	$14.21	$15.60	$16.66	$26.97	$28.52
Book value per share, excluding AOCI	$69.66	$67.98	$66.31	$67.37	$64.95
Shareholder dividends paid	$21,177.3	$21,296.2	$17,415.9	$17,752.7	$17,724.7	$3,452.6	$77,642.1	$61,944.8	$15,697.3

(1)	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share

Quarterly Financial Supplement	Page 3

Reinsurance Group of America, Incorporated

Consolidated GAAP Income Statement (incl. Operating Income Reconciliations)

	Three Months Ended or As of					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2013	2013	2013	2013	2012	Quarter	2013	2012	Change
Revenues:
Net premiums	$2,212,998	$2,026,180	$2,035,156	$1,979,693	$2,179,707	$33,291	$8,254,027	$7,906,596	$347,431
Investment income, net of related expenses	461,134	369,366	444,234	425,131	370,151	90,983	1,699,865	1,436,206	263,659
Investment related gains (losses), net
OTTI on fixed maturity securities	(2,258)	(391)	(9,803)	(202)	(4,346)	2,088	(12,654)	(15,908)	3,254
OTTI on fixed maturity securities transferred to/from AOCI	—	59	(306)	—	—	—	(247)	(7,618)	7,371
Other investment related gains (losses), net	99	(76,133)	58,352	94,573	115,108	(115,009)	76,891	277,662	(200,771)

Total investment related gains (losses), net	(2,159)	(76,465)	48,243	94,371	110,762	(112,921)	63,990	254,136	(190,146)
Other revenue	64,821	70,734	63,009	101,907	62,482	2,339	300,471	243,973	56,498

Total revenues	2,736,794	2,389,815	2,590,642	2,601,102	2,723,102	13,692	10,318,353	9,840,911	477,442
Benefits and expenses:
Claims and other policy benefits	1,869,949	1,714,899	2,030,574	1,688,910	1,797,779	72,170	7,304,332	6,665,999	638,333
Interest credited	172,747	59,939	118,345	125,483	94,835	77,912	476,514	379,915	96,599
Policy acquisition costs and other insurance expenses	304,837	268,081	370,505	357,357	344,791	(39,954)	1,300,780	1,306,470	(5,690)
Other operating expenses	122,136	111,672	113,408	119,501	132,334	(10,198)	466,717	451,759	14,958
Interest expense	35,072	30,831	29,918	28,486	28,917	6,155	124,307	105,348	18,959
Collateral finance facility expense	2,563	2,698	2,650	2,538	3,357	(794)	10,449	12,197	(1,748)

Total benefits and expenses	2,507,304	2,188,120	2,665,400	2,322,275	2,402,013	105,291	9,683,099	8,921,688	761,411
Income (loss) before income taxes	229,490	201,695	(74,758)	278,827	321,089	(91,599)	635,254	919,223	(283,969)
Income tax expense (benefit)	84,531	63,740	(25,146)	93,292	98,100	(13,569)	216,417	287,330	(70,913)

Net income (loss)	$144,959	$137,955	$(49,612)	$185,535	$222,989	$(78,030)	$418,837	$631,893	$(213,056)

Pre-tax Operating Income (Loss) Reconciliation:
Income (loss) before income taxes	229,490	201,695	(74,758)	278,827	321,089	(91,599)	635,254	919,223	(283,969)
Investment and derivative losses (gains)—non-operating (1)	45,090	30,513	37,057	48,842	(3,404)	48,494	161,502	(28,430)	189,932
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	337	67,460	(47,716)	(90,258)	(74,054)	74,391	(70,177)	(115,009)	44,832
GMXB embedded derivatives (1)	(35,098)	(19,829)	(35,809)	(51,314)	(30,588)	(4,510)	(142,050)	(104,613)	(37,437)
Funds withheld losses (gains)—investment income	(2,540)	3,465	(11,733)	(2,031)	(6,447)	3,907	(12,839)	(17,130)	4,291
Funds withheld losses (gains)—policy acq. costs	—	—	—	—	55	(55)	—	538	(538)
EIA embedded derivatives—interest credited	2,795	(30,292)	(32,161)	(19,311)	7,711	(4,916)	(78,969)	45,098	(124,067)
DAC offset, net	4,334	(27,330)	56,786	64,618	44,308	(39,974)	98,408	46,355	52,053
Gain on repurchase of collateral finance facility securities	—	—	—	(46,506)	—	—	(46,506)	—	(46,506)

Operating Income (loss) Before Income Taxes	$244,408	$225,682	$(108,334)	$182,867	$258,670	$(14,262)	$544,623	$746,032	$(201,409)

After-tax Operating Income (Loss) Reconciliation:
Net Income (loss)	144,959	137,955	(49,612)	185,535	222,989	(78,030)	418,837	631,893	(213,056)
Investment and derivative losses (gains)—non-operating (1)	29,161	19,174	23,726	31,434	(2,801)	31,962	103,495	(21,418)	124,913
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	219	43,849	(31,015)	(58,668)	(48,135)	48,354	(45,615)	(74,756)	29,141
GMXB embedded derivatives (1)	(22,814)	(12,889)	(23,276)	(33,354)	(19,882)	(2,932)	(92,333)	(67,998)	(24,335)
Funds withheld losses (gains)—investment income	(1,651)	2,252	(7,625)	(1,321)	(4,190)	2,539	(8,345)	(11,134)	2,789
Funds withheld losses (gains)—policy acq. costs	—	—	—	—	36	(36)	—	350	(350)
EIA embedded derivatives—interest credited	1,817	(19,690)	(20,905)	(12,552)	5,012	(3,195)	(51,330)	29,314	(80,644)
DAC offset, net	2,818	(17,764)	36,910	42,002	28,801	(25,983)	63,966	30,131	33,835
Gain on repurchase of collateral finance facility securities	—	—	—	(30,229)	—	—	(30,229)	—	(30,229)

Operating Income (loss)	$154,509	$152,887	$(71,797)	$122,847	$181,830	$(27,321)	$358,446	$516,382	$(157,936)

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Quarterly Financial Supplement	Page 4

Reinsurance Group of America, Incorporated

Consolidated Operating Income Statement

	Three Months Ended or As of					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands, except per share data)	2013	2013	2013	2013	2012	Quarter	2013	2012	Change
Revenues:
Net premiums	$2,212,998	$2,026,180	$2,035,156	$1,979,693	$2,179,707	$33,291	$8,254,027	$7,906,596	$347,431
Investment income, net of related expenses	458,594	372,831	432,501	423,100	363,704	94,890	1,687,026	1,419,076	267,950
Investment related gains (losses), net	8,170	1,679	1,775	1,641	2,716	5,454	13,265	6,084	7,181
Other revenue	64,821	70,734	63,009	55,401	62,482	2,339	253,965	243,973	9,992

Total revenues	2,744,583	2,471,424	2,532,441	2,459,835	2,608,609	135,974	10,208,283	9,575,729	632,554
Benefits and expenses:
Claims and other policy benefits	1,869,949	1,714,899	2,030,574	1,688,910	1,797,779	72,170	7,304,332	6,665,999	638,333
Interest credited	169,952	90,231	150,506	144,794	87,124	82,828	555,483	334,817	220,666
Policy acquisition costs and other insurance expenses	300,503	295,411	313,719	292,739	300,428	75	1,202,372	1,259,577	(57,205)
Other operating expenses	122,136	111,672	113,408	119,501	132,334	(10,198)	466,717	451,759	14,958
Interest expense	35,072	30,831	29,918	28,486	28,917	6,155	124,307	105,348	18,959
Collateral finance facility expense	2,563	2,698	2,650	2,538	3,357	(794)	10,449	12,197	(1,748)

Total benefits and expenses	2,500,175	2,245,742	2,640,775	2,276,968	2,349,939	150,236	9,663,660	8,829,697	833,963
Operating income (loss) before income taxes	244,408	225,682	(108,334)	182,867	258,670	(14,262)	544,623	746,032	(201,409)
Operating income tax expense (benefit)	89,899	72,795	(36,537)	60,020	76,840	13,059	186,177	229,650	(43,473)

Operating income (loss)	$154,509	$152,887	$(71,797)	$122,847	$181,830	$(27,321)	$358,446	$516,382	$(157,936)

Wgt. Average Common Shares Outstanding (Diluted) (1)	71,332	71,391	72,769	74,389	74,375	(3,043)	72,461	74,153	(1,692)

Diluted Earnings Per Share—Operating Income (1)	$2.17	$2.14	$(0.99)	$1.65	$2.44	$(0.27)	$4.95	$6.96	$(2.01)

Foreign currency effect (2):
Net premiums	$(49,479)	$(51,698)	$(21,173)	$(19,599)	$14,105	$(63,584)	$(141,949)	$(62,591)	$(79,358)
Operating income before income taxes	$(8,743)	$(4,920)	$13,624	$(2,798)	$1,799	$(10,542)	$(2,837)	$(6,224)	$3,387

(1)	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share
(2)	Compared to comparable prior year period

Quarterly Financial Supplement	Page 5

Reinsurance Group of America, Incorporated

Consolidated Balance Sheets

(USD thousands)	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013	March 31, 2013	Dec. 31, 2012
Assets
Fixed maturity securities, available-for-sale	$21,474,136	$21,289,108	$21,284,216	$22,401,659	$22,291,614
Mortgage loans on real estate	2,486,680	2,488,582	2,377,246	2,325,191	2,300,587
Policy loans	1,244,469	1,244,878	1,245,252	1,245,812	1,278,175
Funds withheld at interest	5,771,467	5,739,872	5,777,395	5,698,594	5,594,182
Short-term investments	139,395	44,192	38,601	180,707	288,082
Other invested assets	1,324,960	1,116,391	1,035,809	1,129,651	1,159,543

Total investments	32,441,107	31,923,023	31,758,519	32,981,614	32,912,183
Cash and cash equivalents	923,647	1,423,235	973,619	1,001,841	1,259,892
Accrued investment income	267,908	262,330	233,153	230,269	201,344
Premiums receivable and other reinsurance balances	1,439,528	1,252,610	1,314,004	1,259,281	1,356,087
Reinsurance ceded receivables	594,515	592,948	585,555	602,373	620,901
Deferred policy acquisition costs	3,517,796	3,533,932	3,453,513	3,545,063	3,619,274
Other assets	489,972	538,477	472,258	576,660	390,757

Total assets	$39,674,473	$39,526,555	$38,790,621	$40,197,101	$40,360,438

Liabilities and Stockholders’ Equity
Future policy benefits	$11,866,776	$11,873,306	$11,491,692	$11,355,882	$11,372,856
Interest-sensitive contract liabilities	12,947,557	12,868,425	12,991,981	13,141,402	13,353,502
Other policy claims and benefits	3,571,761	3,440,371	3,316,727	3,243,948	3,160,250
Other reinsurance balances	275,138	264,023	254,815	250,606	233,630
Deferred income taxes	1,837,577	1,975,819	1,839,909	2,105,391	2,120,501
Other liabilities	541,035	510,079	584,488	877,405	742,249
Short-term debt	—	—	120,000	—	—
Long-term debt	2,214,350	2,214,170	1,815,533	1,815,392	1,815,253
Collateral finance facility	484,752	484,712	487,556	491,987	652,010

Total liabilities	33,738,946	33,630,905	32,902,701	33,282,013	33,450,251
Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,777,906	1,778,307	1,772,811	1,765,255	1,755,421
Retained earnings	3,659,938	3,544,632	3,428,646	3,521,492	3,357,255
Treasury stock	(508,715)	(528,081)	(496,462)	(349,190)	(312,182)

Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	207,083	191,677	164,538	253,370	267,477
Unrealized appreciation of securities, net of income taxes	820,245	942,337	1,052,126	1,758,775	1,877,655
Pension and postretirement benefits, net of income taxes	(21,721)	(34,013)	(34,530)	(35,405)	(36,230)

Total stockholders’ equity	5,935,527	5,895,650	5,887,920	6,915,088	6,910,187

Total liabilities and stockholders’ equity	$39,674,473	$39,526,555	$38,790,621	$40,197,101	$40,360,438

Total stockholders’ equity, excluding AOCI	$4,929,920	$4,795,649	$4,705,786	$4,938,348	$4,801,285

Quarterly Financial Supplement	Page 6

Reinsurance Group of America, Incorporated

U.S. Traditional Sub-segment Pre-tax Operating Income

	Three Months Ended or As of					Current Qtr vs. PY Quarter	Year-to-Date
(USD thousands)	Dec. 31, 2013	Sept. 30, 2013	June 30, 2013	March 31, 2013	Dec. 31, 2012		Dec. 31, 2013	Dec. 31, 2012	Change
Revenues:
Net premiums	$1,235,184	$1,112,526	$1,124,292	$1,046,049	$1,159,106	$76,078	$4,518,051	$4,308,780	$209,271
Investment income, net of related expenses	138,963	138,146	133,259	132,289	133,988	4,975	542,657	535,589	7,068
Other revenue	742	651	1,144	529	2,448	(1,706)	3,066	4,616	(1,550)

Total revenues	1,374,889	1,251,323	1,258,695	1,178,867	1,295,542	79,347	5,063,774	4,848,985	214,789
Benefits and expenses:
Claims and other policy benefits	1,063,826	961,746	972,739	929,680	973,185	90,641	3,927,991	3,732,717	195,274
Interest credited	9,886	13,659	13,590	16,150	11,421	(1,535)	53,285	55,667	(2,382)
Policy acquisition costs and other insurance expenses	156,322	162,443	164,393	139,968	145,437	10,885	623,126	598,875	24,251
Other operating expenses	23,523	23,397	22,226	23,521	25,890	(2,367)	92,667	91,161	1,506

Total benefits and expenses	1,253,557	1,161,245	1,172,948	1,109,319	1,155,933	97,624	4,697,069	4,478,420	218,649
Operating income before income taxes	121,332	90,078	85,747	69,548	139,609	(18,277)	366,705	370,565	(3,860)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	121,332	90,078	85,747	69,548	139,609	(18,277)	366,705	370,565	(3,860)
Investment and derivative (losses) gains—non-operating	(877)	(5,262)	3,700	7,297	11,752	(12,629)	4,858	(2,470)	7,328

Income before income taxes	$120,455	$84,816	$89,447	$76,845	$151,361	$(30,906)	$371,563	$368,095	$3,468

Loss and Expense Ratios:
Claims and other policy benefits	86.1%	86.4%	86.5%	88.9%	84.0%	2.1%	86.9%	86.6%	0.3%
Policy acquisition costs and other insurance expenses	12.7%	14.6%	14.6%	13.4%	12.5%	0.2%	13.8%	13.9%	-0.1%
Other operating expenses	1.9%	2.1%	2.0%	2.2%	2.2%	-0.3%	2.1%	2.1%	0.0%

Quarterly Financial Supplement	Page 7

Reinsurance Group of America, Incorporated

U.S. Asset Intensive Sub-segment Pre-tax Operating Income

	Three Months Ended or As of					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2013	2013	2013	2013	2012	Quarter	2013	2012	Change
Revenues:
Net premiums	$3,754	$3,800	$11,129	$3,838	$3,521	$233	$22,521	$14,095	$8,426
Investment income, net of related expenses	209,847	128,563	190,296	178,719	127,812	82,035	707,425	484,629	222,796
Investment related gains (losses), net	—	—	—	—	—	—	—	(48)	48
Other revenue	26,761	28,519	29,937	28,881	30,893	(4,132)	114,098	112,016	2,082

Total revenues	240,362	160,882	231,362	211,438	162,226	78,136	844,044	610,692	233,352
Benefits and expenses:
Claims and other policy benefits	4,674	8,899	11,083	3,588	2,892	1,782	28,244	12,724	15,520
Interest credited	153,501	76,097	136,424	128,096	74,992	78,509	494,118	277,759	216,359
Policy acquisition costs and other insurance expenses	36,819	33,642	40,747	30,045	39,527	(2,708)	141,253	198,686	(57,433)
Other operating expenses	3,102	4,198	2,878	4,113	3,977	(875)	14,291	12,442	1,849

Total benefits and expenses	198,096	122,836	191,132	165,842	121,388	76,708	677,906	501,611	176,295
Operating income before income taxes	42,266	38,046	40,230	45,596	40,838	1,428	166,138	109,081	57,057

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	42,266	38,046	40,230	45,596	40,838	1,428	166,138	109,081	57,057
Investment and derivative gains (losses)—non-operating (1)	(40,727)	(33,190)	(39,071)	(52,932)	(13,667)	(27,060)	(165,920)	(15,975)	(149,945)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	462	(68,703)	46,325	90,202	76,778	(76,316)	68,286	117,055	(48,769)
GMXB embedded derivatives (1)	35,098	19,829	35,809	51,314	30,588	4,510	142,050	104,613	37,437
Funds withheld gains (losses)—investment income	1,797	(3,755)	10,541	650	3,944	(2,147)	9,233	12,802	(3,569)
Funds withheld gains (losses)—policy acq. costs	—	—	—	—	(55)	55	—	(538)	538
EIA embedded derivatives—interest credited	(2,795)	30,292	32,161	19,311	(7,711)	4,916	78,969	(45,098)	124,067
DAC offset, net	(4,334)	27,330	(56,786)	(64,618)	(44,308)	39,974	(98,408)	(46,355)	(52,053)

Income before income taxes	$31,767	$9,849	$69,209	$89,523	$86,407	$(54,640)	$200,348	$235,585	$(35,237)

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Quarterly Financial Supplement	Page 8

Reinsurance Group of America, Incorporated

U.S. Asset Intensive Sub-segment

(Cont’d)

	Three Months Ended or As of
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
(USD millions)	2013	2013	2013	2013	2012
Annuity account values:
Fixed annuities (deferred)	$5,079	$5,180	$5,264	$5,357	$5,690
Net interest spread (fixed annuities):	2.3%	2.5%	2.3%	2.2%	2.2%
Equity-indexed annuities	$4,768	$4,724	$4,795	$4,809	$4,833
Variable annuities:
No riders	$961	$950	$946	$960	$948
GMDB only	86	83	56	80	79
GMIB only	6	6	6	6	6
GMAB only	52	52	52	54	54
GMWB only	1,752	1,704	1,660	1,707	1,662
GMDB / WB	467	459	450	465	455
Other	31	31	30	32	31

Total VA account values	$3,355	$3,285	$3,200	$3,304	$3,235
Fair value of liabilities associated with living benefit riders	$30	$65	$85	$121	$172
Interest-sensitive contract liabilities associated with:
Guaranteed investment contracts	$297	$236	$200	$200	$200
Bank-owned life insurance (BOLI)	$534	$531	$529	$525	$522
Other asset-intensive business	$72	$73	$73	$75	$75

Quarterly Financial Supplement	Page 9

Reinsurance Group of America, Incorporated

U.S. Financial Reinsurance Sub-segment Pre-tax Operating Income

	Three Months Ended or As of					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2013	2013	2013	2013	2012	Quarter	2013	2012	Change
Revenues:
Investment income, net of related expenses	$2,048	$1,160	$819	$597	$361	$1,687	$4,624	$1,068	$3,556
Other revenue	16,191	15,599	16,306	12,797	13,796	2,395	60,893	46,005	14,888

Total revenues	18,239	16,759	17,125	13,394	14,157	4,082	65,517	47,073	18,444
Benefits and expenses:
Policy acquisition costs and other insurance expenses	2,501	3,228	3,602	3,440	1,081	1,420	12,771	4,567	8,204
Other operating expenses	1,462	2,008	1,636	1,947	4,555	(3,093)	7,053	9,635	(2,582)

Total benefits and expenses	3,963	5,236	5,238	5,387	5,636	(1,673)	19,824	14,202	5,622
Operating income before income taxes	14,276	11,523	11,887	8,007	8,521	5,755	45,693	32,871	12,822

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	14,276	11,523	11,887	8,007	8,521	5,755	45,693	32,871	12,822
Investment and derivative gains (losses)—non-operating	(5)	(321)	(100)	34	112	(117)	(392)	(141)	(251)

Income before income taxes	$14,271	$11,202	$11,787	$8,041	$8,633	$5,638	$45,301	$32,730	$12,571

Quarterly Financial Supplement	Page 10

Reinsurance Group of America, Incorporated

Canadian Segment Pre-tax Operating Income

	Three Months Ended or As of					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2013	2013	2013	2013	2012	Quarter	2013	2012	Change
Revenues:
Net premiums	$243,340	$236,067	$239,633	$243,271	$248,443	$(5,103)	$962,311	$915,764	$46,547
Investment income, net of related expenses	51,750	49,871	50,450	49,174	45,928	5,822	201,245	186,009	15,236
Investment related gains (losses), net	1,149	866	970	1,005	1,041	108	3,990	4,362	(372)
Other revenue	531	(196)	302	208	41	490	845	6,504	(5,659)

Total revenues	296,770	286,608	291,355	293,658	295,453	1,317	1,168,391	1,112,639	55,752
Benefits and expenses:
Claims and other policy benefits	187,226	185,011	196,584	189,698	169,959	17,267	758,519	706,716	51,803
Interest credited	9	19	6	12	6	3	46	28	18
Policy acquisition costs and other insurance expenses	53,119	55,553	52,134	60,832	58,786	(5,667)	221,638	206,337	15,301
Other operating expenses	9,263	10,052	10,942	10,239	12,664	(3,401)	40,496	40,212	284

Total benefits and expenses	249,617	250,635	259,666	260,781	241,415	8,202	1,020,699	953,293	67,406
Operating income before income taxes	47,153	35,973	31,689	32,877	54,038	(6,885)	147,692	159,346	(11,654)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	47,153	35,973	31,689	32,877	54,038	(6,885)	147,692	159,346	(11,654)
Investment and derivative gains (losses)—non-operating	2,586	5,606	2,778	2,050	2,817	(231)	13,020	23,297	(10,277)
Funds withheld gains (losses)—investment income	743	290	1,192	1,381	2,503	(1,760)	3,606	4,328	(722)

Income before income taxes	$50,482	$41,869	$35,659	$36,308	$59,358	$(8,876)	$164,318	$186,971	$(22,653)

Loss and Expense Ratios:
Loss ratios (creditor business)	18.3%	30.5%	33.0%	32.7%	6.1%	12.2%	29.2%	28.5%	0.7%
Loss ratios (excluding creditor business)	89.4%	92.3%	94.5%	93.2%	87.5%	1.9%	92.3%	90.9%	1.4%
Claims and other policy benefits / (net premiums + investment income)	63.4%	64.7%	67.8%	64.9%	57.7%	5.7%	65.2%	64.1%	1.1%
Policy acquisition costs and other insurance expenses (creditor business)	70.7%	61.3%	59.0%	61.0%	60.0%	10.7%	62.7%	58.6%	4.1%
Policy acquisition costs and other insurance expenses (excluding creditor business)	11.5%	12.5%	12.3%	12.9%	12.5%	-1.0%	12.3%	12.4%	-0.1%
Other operating expenses	3.8%	4.3%	4.6%	4.2%	5.1%	-1.3%	4.2%	4.4%	-0.2%
Foreign currency effect (1):
Net premiums	$(14,338)	$(10,348)	$(3,144)	$(1,562)	$7,617	$(21,955)	$(29,392)	$(8,962)	$(20,430)
Operating income before income taxes	$(3,315)	$(1,819)	$(434)	$(521)	$1,785	$(5,100)	$(6,089)	$(755)	$(5,334)
Creditor reinsurance net premiums	$42,558	$53,021	$48,618	$61,114	$58,340	$(15,782)	$205,311	$201,071	$4,240

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.

(1)	Compared to comparable prior year period

Quarterly Financial Supplement	Page 11

Reinsurance Group of America, Incorporated

Europe & South Africa Segment Pre-tax Operating Income

	Three Months Ended or As of					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2013	2013	2013	2013	2012	Quarter	2013	2012	Change
Revenues:
Net premiums	$358,571	$329,705	$319,375	$323,908	$402,515	$(43,944)	$1,331,559	$1,308,462	$23,097
Investment income, net of related expenses	15,215	13,708	14,457	12,224	11,560	3,655	55,604	45,576	10,028
Investment related gains (losses), net	5,495	—	—	—	—	5,495	5,495	—	5,495
Other revenue	5,236	14,033	4,608	1,287	1,386	3,850	25,164	6,679	18,485

Total revenues	384,517	357,446	338,440	337,419	415,461	(30,944)	1,417,822	1,360,717	57,105
Benefits and expenses:
Claims and other policy benefits	315,864	276,309	283,230	283,915	357,190	(41,326)	1,159,318	1,134,219	25,099
Interest credited	6,114	—	—	—	—	6,114	6,114	—	6,114
Policy acquisition costs and other insurance expenses	17,971	13,596	11,753	11,734	7,937	10,034	55,054	51,236	3,818
Other operating expenses	30,238	27,338	28,109	26,195	36,075	(5,837)	111,880	112,889	(1,009)

Total benefits and expenses	370,187	317,243	323,092	321,844	401,202	(31,015)	1,332,366	1,298,344	34,022
Operating income before income taxes	14,330	40,203	15,348	15,575	14,259	71	85,456	62,373	23,083

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	14,330	40,203	15,348	15,575	14,259	71	85,456	62,373	23,083
Investment and derivative gains (losses)—non-operating	36	1,350	470	1,810	1,325	(1,289)	3,666	11,574	(7,908)

Income before income taxes	$14,366	$41,553	$15,818	$17,385	$15,584	$(1,218)	$89,122	$73,947	$15,175

Loss and Expense Ratios:
Claims and other policy benefits	88.1%	83.8%	88.7%	87.7%	88.7%	-0.6%	87.1%	86.7%	0.4%
Policy acquisition costs and other insurance expenses	5.0%	4.1%	3.7%	3.6%	2.0%	3.0%	4.1%	3.9%	0.2%
Other operating expenses	8.4%	8.3%	8.8%	8.1%	9.0%	-0.6%	8.4%	8.6%	-0.2%
Foreign currency effect (1):
Net premiums	$(2,082)	$(8,301)	$(9,962)	$(9,915)	$(129)	$(1,953)	$(30,260)	$(51,621)	$21,361
Operating income before income taxes	$(276)	$(423)	$(959)	$(642)	$(305)	$29	$(2,300)	$(5,724)	$3,424
Critical illness net premiums	$65,384	$62,518	$63,918	$63,639	$66,211	$(827)	$255,459	$248,553	$6,906

(1)	Compared to comparable prior year period

Quarterly Financial Supplement	Page 12

Reinsurance Group of America, Incorporated

Asia Pacific Segment Pre-tax Operating Income

	Three Months Ended or As of					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2013	2013	2013	2013	2012	Quarter	2013	2012	Change
Revenues:
Net premiums	$372,680	$343,078	$340,466	$363,604	$362,620	$10,060	$1,419,828	$1,350,330	$69,498
Investment income, net of related expenses	26,085	22,359	21,402	22,081	20,782	5,303	91,927	83,387	8,540
Investment related gains (losses), net	1,287	576	570	382	1,460	(173)	2,815	955	1,860
Other revenue	10,681	6,409	10,461	7,749	11,269	(588)	35,300	52,838	(17,538)

Total revenues	410,733	372,422	372,899	393,816	396,131	14,602	1,549,870	1,487,510	62,360
Benefits and expenses:
Claims and other policy benefits	298,356	282,904	567,050	281,945	294,564	3,792	1,430,255	1,079,699	350,556
Interest Credited	263	270	274	311	653	(390)	1,118	1,311	(193)
Policy acquisition costs and other insurance expenses	53,304	47,303	60,163	62,063	58,419	(5,115)	222,833	252,041	(29,208)
Other operating expenses	31,858	29,340	31,134	30,132	34,040	(2,182)	122,464	117,116	5,348

Total benefits and expenses	383,781	359,817	658,621	374,451	387,676	(3,895)	1,776,670	1,450,167	326,503
Operating income (loss) before income taxes	26,952	12,605	(285,722)	19,365	8,455	18,497	(226,800)	37,343	(264,143)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	26,952	12,605	(285,722)	19,365	8,455	18,497	(226,800)	37,343	(264,143)
Investment and derivative gains (losses)—non-operating	(3,345)	4,507	(4,726)	(4,847)	(2,520)	(825)	(8,411)	8,035	(16,446)

Income (loss) before income taxes	$23,607	$17,112	$(290,448)	$14,518	$5,935	$17,672	$(235,211)	$45,378	$(280,589)

Loss and Expense Ratios:
Claims and other policy benefits	80.1%	82.5%	166.6%	77.5%	81.2%	-1.1%	100.7%	80.0%	20.7%
Policy acquisition costs and other insurance expenses	14.3%	13.8%	17.7%	17.1%	16.1%	-1.8%	15.7%	18.7%	-3.0%
Other operating expenses	8.5%	8.6%	9.1%	8.3%	9.4%	-0.9%	8.6%	8.7%	-0.1%
Foreign currency effect (1):
Net premiums	$(33,059)	$(33,049)	$(8,067)	$(8,122)	$6,609	$(39,668)	$(82,297)	$(2,034)	$(80,263)
Operating income before income taxes	$(5,250)	$(2,187)	$15,112	$(1,775)	$(508)	$(4,742)	$5,900	$(873)	$6,773
Critical illness net premiums	$66,684	$74,109	$51,249	$54,508	$68,963	$(2,279)	$246,550	$224,352	$22,198

(1)	Compared to comparable prior year period

Quarterly Financial Supplement	Page 13

Reinsurance Group of America, Incorporated

Corporate and Other Segment Pre-tax Operating Income

	Three Months Ended or As of					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2013	2013	2013	2013	2012	Quarter	2013	2012	Change
Revenues:
Net premiums	$(531)	$1,004	$261	$(977)	$3,502	$(4,033)	$(243)	$9,165	$(9,408)
Investment income, net of related expenses	14,686	19,024	21,818	28,016	23,273	(8,587)	83,544	82,818	726
Investment related gains (losses), net	239	237	235	254	215	24	965	815	150
Other revenue	4,679	5,719	251	3,950	2,649	2,030	14,599	15,315	(716)

Total revenues	19,073	25,984	22,565	31,243	29,639	(10,566)	98,865	108,113	(9,248)
Benefits and expenses:
Claims and other policy benefits	3	30	(112)	84	(11)	14	5	(76)	81
Interest credited	179	186	212	225	52	127	802	52	750
Policy acquisition costs and other insurance expenses	(19,533)	(20,354)	(19,073)	(15,343)	(10,759)	(8,774)	(74,303)	(52,165)	(22,138)
Other operating expenses	22,690	15,339	16,483	23,354	15,133	7,557	77,866	68,304	9,562
Interest expense	35,072	30,831	29,918	28,486	28,917	6,155	124,307	105,348	18,959
Collateral finance facility expense	2,563	2,698	2,650	2,538	3,357	(794)	10,449	12,197	(1,748)

Total benefits and expenses	40,974	28,730	30,078	39,344	36,689	4,285	139,126	133,660	5,466
Operating income (loss) before income taxes	(21,901)	(2,746)	(7,513)	(8,101)	(7,050)	(14,851)	(40,261)	(25,547)	(14,714)

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	(21,901)	(2,746)	(7,513)	(8,101)	(7,050)	(14,851)	(40,261)	(25,547)	(14,714)
Investment and derivative gains (losses)—non-operating	(3,557)	(1,960)	1,283	(2,198)	861	(4,418)	(6,432)	2,064	(8,496)
Gain on repurchase of collateral finance facility securities	—	—	—	46,506	—	—	46,506	—	46,506

Income (loss) before income taxes	$(25,458)	$(4,706)	$(6,230)	$36,207	$(6,189)	$(19,269)	$(187)	$(23,483)	$23,296

Foreign currency effect (1):
Net premiums	$—	$—	$—	$—	$8	$(8)	$—	$26	$(26)
Operating income before income taxes	$98	$(491)	$(95)	$140	$827	$(729)	$(348)	$1,128	$(1,476)

(1)	Compared to comparable prior year period

Quarterly Financial Supplement	Page 14

Reinsurance Group of America, Incorporated

Summary of Pre-tax Segment Operating Income (Loss)

	Three Months Ended or As of					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2013	2013	2013	2013	2012	Quarter	2013	2012	Change
U.S. Traditional	$121,332	$90,078	$85,747	$69,548	$139,609	$(18,277)	$366,705	$370,565	$(3,860)
U.S. Asset Intensive	42,266	38,046	40,230	45,596	40,838	1,428	166,138	109,081	57,057
U.S. Financial Reinsurance	14,276	11,523	11,887	8,007	8,521	5,755	45,693	32,871	12,822

Total U.S. Segment	177,874	139,647	137,864	123,151	188,968	(11,094)	578,536	512,517	66,019
Canadian Segment	47,153	35,973	31,689	32,877	54,038	(6,885)	147,692	159,346	(11,654)
Europe & South Africa Segment	14,330	40,203	15,348	15,575	14,259	71	85,456	62,373	23,083
Asia Pacific Segment	26,952	12,605	(285,722)	19,365	8,455	18,497	(226,800)	37,343	(264,143)
Corporate and Other	(21,901)	(2,746)	(7,513)	(8,101)	(7,050)	(14,851)	(40,261)	(25,547)	(14,714)

Consolidated	$244,408	$225,682	$(108,334)	$182,867	$258,670	$(14,262)	$544,623	$746,032	$(201,409)

Quarterly Financial Supplement	Page 15

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Cash and Invested Assets
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2013	2013	2013	2013	2012
Fixed maturity securities, available-for-sale	$21,474,136	$21,289,108	$21,284,216	$22,401,659	$22,291,614
Mortgage loans on real estate	2,486,680	2,488,582	2,377,246	2,325,191	2,300,587
Policy loans	1,244,469	1,244,878	1,245,252	1,245,812	1,278,175
Funds withheld at interest	5,771,467	5,739,872	5,777,395	5,698,594	5,594,182
Short-term investments	139,395	44,192	38,601	180,707	288,082
Other invested assets	1,324,960	1,116,391	1,035,809	1,129,651	1,159,543
Cash and cash equivalents	923,647	1,423,235	973,619	1,001,841	1,259,892

Total cash and invested assets	$33,364,754	$33,346,258	$32,732,138	$33,983,455	$34,172,075

Investment Income and Yield Summary

	Three Months Ended or As of					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	Quarter	2013	2012	Change
Average invested assets at amortized cost (1)	$18,954,561	$18,263,880	$18,112,841	$17,992,152	$17,510,541	$1,444,020	$18,124,333	$16,555,144	$1,569,189
Net investment income (1)	$217,928	$213,318	$212,047	$213,322	$207,567	$10,361	$856,615	$823,987	$32,628
Annualized investment yield (ratio of net investment income to average invested assets) (1)	4.68%	4.75%	4.77%	4.83%	4.83%	-0.15%	4.73%	4.98%	-0.25%

(1)	Excludes funds withheld and spread related businesses (e.g. coinsurance of annuities).

Quarterly Financial Supplement	Page 16

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities

(Excludes Funds Withheld Portfolios)

December 31, 2013
						Other-than-
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$11,697,394	$616,147	$202,786	$12,110,755	56.4%	$—
Canadian and Canadian provincial governments	2,728,111	669,762	16,848	3,381,025	15.7%	—
Residential mortgage-backed securities	970,434	38,126	18,917	989,643	4.6%	(300)
Asset-backed securities	891,751	18,893	15,812	894,832	4.2%	(2,259)
Commercial mortgage-backed securities	1,314,782	91,651	17,487	1,388,946	6.5%	(1,609)
U.S. government and agencies	489,631	16,468	4,748	501,351	2.3%	—
State and political subdivisions	313,252	21,907	14,339	320,820	1.5%	—
Other foreign government, supranational, and foreign government-sponsored enterprises	1,865,379	45,347	23,962	1,886,764	8.8%	—

Total fixed maturity securities	$20,270,734	$1,518,301	$314,899	$21,474,136	100.0%	$(4,168)

Non-redeemable preferred stock	81,993	5,342	5,481	81,854	20.2%
Other equity securities	327,479	618	4,220	323,877	79.8%

Total equity securities	$409,472	$5,960	$9,701	$405,731	100.0%

December 31, 2012
						Other-than-
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$11,333,431	$1,085,973	$39,333	$12,380,071	55.5%	$—
Canadian and Canadian provincial governments	2,676,777	1,372,731	174	4,049,334	18.2%	—
Residential mortgage-backed securities	969,267	76,520	3,723	1,042,064	4.7%	(241)
Asset-backed securities	700,455	19,898	28,798	691,555	3.1%	(2,259)
Commercial mortgage-backed securities	1,608,376	142,369	51,842	1,698,903	7.6%	(6,125)
U.S. government and agencies	231,256	33,958	24	265,190	1.2%	—
State and political subdivisions	270,086	38,058	5,646	302,498	1.4%	—
Other foreign government, supranational, and foreign government-sponsored enterprises	1,769,784	94,929	2,714	1,861,999	8.3%	—

Total fixed maturity securities	$19,559,432	$2,864,436	$132,254	$22,291,614	100.0%	$(8,625)

Non-redeemable preferred stock	68,469	6,542	170	74,841	33.6%
Other equity securities	148,577	416	1,134	147,859	66.4%

Total equity securities	$217,046	$6,958	$1,304	$222,700	100.0%

Quarterly Financial Supplement	Page 17

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Corporate Securities by Sector (Fixed Maturities and Equities)

(Excludes Funds Withheld Portfolios)

	December 31, 2013				December 31, 2012
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial Institutions
Banking	$2,328,148	$2,408,741	19.2%	A-	$2,114,425	$2,260,382	17.9%	A
Brokerage	158,777	164,922	1.3%	A-	120,139	131,664	1.0%	A-
Finance Comp.	151,129	158,859	1.3%	A	181,430	193,892	1.5%	A
Insurance	665,252	693,516	5.5%	A-	592,109	654,647	5.2%	A-
REITs	476,830	491,058	3.9%	BBB+	485,469	523,370	4.2%	BBB
Other Finance	454,822	460,661	3.7%	BBB	342,929	358,897	2.9%	BBB+

Total Financial Institutions	$4,234,958	$4,377,757	34.9%		$3,836,501	$4,122,852	32.7%
Industrials
Basic	847,764	858,886	6.9%	BBB	803,353	861,547	6.8%	BBB
Capital Goods	574,108	596,150	4.8%	BBB	637,479	692,218	5.5%	BBB
Communications	1,163,875	1,205,796	9.6%	BBB+	1,044,374	1,169,000	9.3%	BBB+
Consumer Cyclical	701,664	721,933	5.8%	BBB	727,324	786,726	6.2%	BBB+
Consumer Noncyclical	1,062,238	1,107,972	8.9%	BBB+	969,589	1,084,295	8.6%	BBB+
Energy	658,870	691,306	5.5%	BBB+	728,354	807,087	6.4%	BBB+
Technology	455,081	456,505	3.6%	BBB+	475,697	502,123	4.0%	BBB
Transportation	365,233	380,249	3.0%	A-	378,808	415,283	3.3%	BBB+
Other Industrial	114,520	119,353	1.0%	A-	116,989	125,567	1.0%	BBB

Total Industrials	$5,943,353	$6,138,150	49.1%		$5,881,967	$6,443,846	51.1%
Utilities
Electric	1,077,167	1,121,373	9.0%	BBB+	1,081,451	1,196,527	9.5%	BBB+
Natural Gas	777,395	800,971	6.4%	BBB	656,357	733,422	5.8%	BBB
Other Utility	62,768	67,471	0.5%	BBB+	61,850	72,662	0.6%	A-

Total Utilities	$1,917,330	$1,989,815	15.9%		$1,799,658	$2,002,611	15.9%
Other Sectors	11,225	10,764	0.1%	AA	32,351	33,462	0.3%	AA

Total	$12,106,866	$12,516,486	100.0%	BBB+	$11,550,477	$12,602,771	100.0%	BBB+

(1)	The Average Credit Rating designations are based on the weighted average ratings from nationally recognized rating organizations, primarily those assigned by S&P. In instances where a S&P rating is not available, the Company will reference the rating provided by Moody’s, and in the absence of both the Company will assign equivalent ratings based on information from the NAIC.

Quarterly Financial Supplement	Page 18

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Ratings of Fixed Maturity Securities

(Excludes Funds Withheld Portfolios)

		December 31, 2013			September 30, 2013			June 30, 2013			March 31, 2013			December 31, 2012
NAIC Designation	Rating Agency Designation (1)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA	$1,637,796	$1,676,644	7.8%	$1,693,789	$1,746,576	8.2%	$1,739,749	$1,802,645	8.5%	$1,784,693	$1,891,675	8.4%	$1,857,190	$1,980,164	8.9%
1	AA	$6,057,485	$6,638,777	30.9%	5,756,355	6,438,199	30.2%	5,457,184	6,223,632	29.2%	5,408,086	6,565,513	29.3%	5,286,082	6,541,670	29.4%
1	A	$5,172,780	$5,552,163	25.9%	5,010,236	5,458,720	25.7%	5,110,947	5,617,495	26.4%	5,140,174	5,962,302	26.6%	4,915,882	5,778,737	25.9%
2	BBB	$6,072,604	$6,255,451	29.1%	6,117,081	6,298,628	29.6%	5,997,232	6,189,030	29.1%	6,058,221	6,524,007	29.1%	6,186,536	6,692,929	30.0%
3	BB	$725,733	$740,465	3.4%	652,300	655,000	3.1%	723,316	728,014	3.4%	731,136	757,948	3.4%	694,349	712,712	3.2%
4	B	$387,687	$400,775	1.9%	499,580	512,325	2.4%	519,789	530,990	2.5%	497,504	507,879	2.3%	444,996	444,035	2.0%
5	CCC and lower	$106,619	$106,873	0.5%	87,364	86,644	0.4%	90,970	84,157	0.4%	98,290	79,039	0.4%	118,738	95,906	0.4%
6	In or near default	$110,030	$102,988	0.5%	100,645	93,016	0.4%	118,134	108,253	0.5%	120,845	113,296	0.5%	55,659	45,461	0.2%

	Total	$20,270,734	$21,474,136	100.0%	$19,917,350	$21,289,108	100.0%	$19,757,321	$21,284,216	100.0%	$19,838,949	$22,401,659	100.0%	$19,559,432	$22,291,614	100.0%

(1)	The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. ‘BBB’ includes ‘BBB+’, ‘BBB’, and ‘BBB-’).

Structured Fixed Maturity Securities

	December 31, 2013		September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$567,113	$580,855	$517,517	$541,870	$546,603	$579,317	$520,081	$575,274	$497,918	$555,535
Non-agency	403,321	408,788	405,064	409,968	468,552	475,651	485,151	501,496	471,349	486,529

Total residential mortgage-backed securities	970,434	989,643	922,581	951,838	1,015,155	1,054,968	1,005,232	1,076,770	969,267	1,042,064
Commercial mortgage-backed securities	1,314,782	1,388,946	1,371,473	1,453,114	1,564,924	1,638,632	1,596,659	1,698,144	1,608,376	1,698,903
Asset-backed securities	891,751	894,832	883,495	885,278	789,849	790,310	752,280	756,544	700,455	691,555

Total	$3,176,967	$3,273,421	$3,177,549	$3,290,230	$3,369,928	$3,483,910	$3,354,171	$3,531,458	$3,278,098	$3,432,522

Quarterly Financial Supplement	Page 19

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

CMBS Exposure

(Includes Funds Withheld Portfolios)

	December 31, 2013
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2006 & Prior	$249,757	$267,589	$163,831	$171,565	$125,939	$133,371
2007	147,160	157,539	32,962	35,786	54,440	59,787
2008	—	—	54,511	62,106	18,176	19,412
2009	1,669	1,753	7,165	7,771	—	—
2010	28,003	29,360	45,258	46,857	19,198	20,050
2011	15,037	15,327	20,957	22,233	9,825	10,382
2012	39,154	37,821	60,407	59,225	19,377	19,052
2013	60,534	58,738	164,397	162,896	8,301	8,139

Total	$541,314	$568,127	$549,488	$568,439	$255,256	$270,193

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2006 & Prior	$95,812	$98,568	$74,447	$78,917	$709,786	$750,010
2007	87,555	99,183	64,023	61,681	386,140	413,976
2008	—	—	3,168	5,035	75,855	86,553
2009	7,638	10,866	—	—	16,472	20,390
2010	—	—	—	—	92,459	96,267
2011	6,073	6,122	—	—	51,892	54,064
2012	17,474	17,085	—	—	136,412	133,183
2013	—	—	—	—	233,232	229,773

Total	$214,552	$231,824	$141,638	$145,633	$1,702,248	$1,784,216

NOTE: Totals include directly held investments with amortized cost of $1,314.8 million and fair value of $1,388.9 million as well as investments in funds withheld with amortized cost of $387.4 million and fair value of $395.3 million.

	December 31, 2012
	AAA		AA		A
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2006 & Prior	$313,032	$346,462	$189,203	$208,051	$185,038	$196,800
2007	182,456	201,131	32,810	37,542	69,266	77,657
2008	7,674	7,672	53,510	67,624	14,387	17,098
2009	1,655	1,820	17,399	19,483	3,463	5,599
2010	27,984	29,956	47,085	53,027	13,273	14,405
2011	15,748	16,411	16,069	18,184	40,546	42,726
2012	28,324	29,080	36,340	36,925	58,376	59,595

Total	$576,873	$632,532	$392,416	$440,836	$384,349	$413,880

	BBB		Below Investment Grade		Total
Underwriting Year	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
2006 & Prior	$194,452	$198,490	$109,969	$103,365	$991,694	$1,053,168
2007	93,414	108,902	115,028	91,505	492,974	516,737
2008	—	—	22,416	17,386	97,987	109,780
2009	3,880	5,547	—	—	26,397	32,449
2010	—	—	—	—	88,342	97,388
2011	33,242	33,757	—	—	105,605	111,078
2012	43,346	43,811	—	—	166,386	169,411

Total	$368,334	$390,507	$247,413	$212,256	$1,969,385	$2,090,011

NOTE: Totals include directly held investments with amortized cost of $1,608.4 million and fair value of $1,698.9 million as well as investments in funds withheld with amortized cost of $361.0 million and fair value of $391.1 million.

Quarterly Financial Supplement	Page 20

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Gross Unrealized Losses Aging

Fixed Maturity Securities

	December 31, 2013		September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$287,032	88.4%	$279,211	87.6%	$261,628	84.2%	$64,399	52.6%	$53,648	40.2%
20% or more for less than six months	6,444	2.0%	6,325	2.0%	5,629	1.8%	—	0.0%	734	0.5%
20% or more for six months or greater	21,423	6.6%	25,940	8.1%	37,338	12.0%	56,296	45.9%	77,872	58.3%

Total	$314,899	97.0%	$311,476	97.7%	$304,595	98.0%	$120,695	98.5%	$132,254	99.0%

Equity Securities

	December 31, 2013		September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$9,699	3.0%	$7,383	2.3%	$6,137	2.0%	$1,836	1.5%	$1,303	1.0%
20% or more for less than six months	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%
20% or more for six months or greater	2	0.0%	2	0.0%	2	0.0%	1	0.0%	1	0.0%

Total	$9,701	3.0%	$7,385	2.3%	$6,139	2.0%	$1,837	1.5%	$1,304	1.0%

Quarterly Financial Supplement	Page 21

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Fixed Maturities and Equity Securities Below Amortized Cost

(Excludes Funds Withheld Portfolios)

	As of December 31, 2013
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$3,141,179	$148,895	$301,303	$40,548	$3,442,482	$189,443
Canadian and Canadian provincial governments	188,491	14,419	12,029	2,429	200,520	16,848
Residential mortgage-backed securities	283,967	15,900	23,068	1,688	307,035	17,588
Asset-backed securities	255,656	4,916	56,668	4,983	312,324	9,899
Commercial mortgage-backed securities	219,110	3,725	20,068	5,745	239,178	9,470
U.S. government and agencies	133,697	4,469	4,406	279	138,103	4,748
State and political subdivisions	120,193	9,723	15,202	4,616	135,395	14,339
Other foreign government, supranational, and foreign government-sponsored enterprises	665,313	21,075	36,212	2,847	701,525	23,922

Investment grade securities	5,007,606	223,122	468,956	63,135	5,476,562	286,257

Non-investment grade securities:
Corporate securities	283,603	9,451	38,256	3,892	321,859	13,343
Residential mortgage-backed securities	62,146	1,075	3,945	254	66,091	1,329
Asset-backed securities	28,670	415	32,392	5,498	61,062	5,913
Commercial mortgage-backed securities	15,762	81	10,980	7,936	26,742	8,017
State and political subdivisions	—	—	—	—	—	—
Other foreign government, supranational, and foreign government-sponsored enterprises	9,403	40	—	—	9,403	40

Non-investment grade securities	399,584	11,062	85,573	17,580	485,157	28,642

Total fixed maturity securities	$5,407,190	$234,184	$554,529	$80,715	$5,961,719	$314,899

Non-redeemable preferred stock	51,386	5,479	1	2	51,387	5,481
Other equity securities	218,834	1,748	32,550	2,472	251,384	4,220

Total Equity securities	$270,220	$7,227	$32,551	$2,474	$302,771	$9,701

	As of December 31, 2012
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$786,203	$13,276	$108,187	$17,386	$894,390	$30,662
Canadian and Canadian provincial governments	12,349	174	—	—	12,349	174
Residential mortgage-backed securities	22,288	97	19,394	3,199	41,682	3,296
Asset-backed securities	59,119	449	96,179	9,508	155,298	9,957
Commercial mortgage-backed securities	89,507	797	29,181	7,974	118,688	8,771
U.S. government and agencies	7,272	24	—	—	7,272	24
State and political subdivisions	20,602	1,514	11,736	4,132	32,338	5,646
Other foreign government, supranational, and foreign government-sponsored enterprises	244,817	1,953	7,435	761	252,252	2,714

Investment grade securities	1,242,157	18,284	272,112	42,960	1,514,269	61,244

Non-investment grade securities:
Corporate securities	181,168	3,170	39,123	5,501	220,291	8,671
Residential mortgage-backed securities	15,199	80	2,633	347	17,832	427
Asset-backed securities	3,421	26	31,938	18,815	35,359	18,841
Commercial mortgage-backed securities	3,317	764	68,405	42,307	71,722	43,071
State and political subdivisions	—	—	—	—	—	—

Non-investment grade securities	203,105	4,040	142,099	66,970	345,204	71,010

Total fixed maturity securities	$1,445,262	$22,324	$414,211	$109,930	$1,859,473	$132,254

Non-redeemable preferred stock	5,577	52	5,679	118	11,256	170
Other equity securities	85,374	1,134	—	—	85,374	1,134

Total Equity securities	$90,951	$1,186	$5,679	$118	$96,630	$1,304

Quarterly Financial Supplement	Page 22

Reinsurance Group of America, Incorporated

Investments

(USD thousands)

Consolidated Investment Related Gains and Losses

	Three Months Ended or As of					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	Quarter	2013	2012	Change
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(2,258)	$(391)	$(9,803)	$(202)	$(4,346)	$2,088	$(12,654)	$(15,908)	$3,254
Portion of loss recognized in accumulated other comprehensive income (before taxes)	—	59	(306)	—	—	—	(247)	(7,618)	7,371

Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(2,258)	(332)	(10,109)	(202)	(4,346)	2,088	(12,901)	(23,526)	10,625
Impairment losses on equity securities	—	—	—	—	—	—	—	(3,025)	3,025
Gain on investment activity	12,659	21,560	26,845	21,680	43,190	(30,531)	82,744	145,268	(62,524)
Loss on investment activity	(12,169)	(30,434)	(6,760)	(11,212)	(4,384)	(7,785)	(60,575)	(27,474)	(33,101)

Net gain/(loss) on fixed maturity and equity securities	(1,768)	(9,206)	9,976	10,266	34,460	(36,228)	9,268	91,243	(81,975)
Other impairment losses and change in mortgage loan provision	(5,665)	233	125	(1,626)	(2,220)	(3,445)	(6,933)	(16,602)	9,669
Other non-derivative gain/(loss), net	10,536	4,594	6,962	4,589	4,868	5,668	26,681	22,700	3,981
Free-standing Derivatives:
Credit Default Swaps	7,051	10,805	2,428	3,904	3,523	3,528	24,188	18,361	5,827
Interest Rate Swaps—non-hedged	(15,498)	(8,221)	(38,414)	(22,265)	(9,866)	(5,632)	(84,398)	14,687	(99,085)
Interest Rate Swaps—hedged	(5)	(3)	31	(17)	(40)	35	6	(41)	47
Futures	(3,851)	(1,139)	714	(6,881)	(9,932)	6,081	(11,157)	(20,244)	9,087
CPI Swaps	85	(39)	(1,117)	(871)	1,543	(1,458)	(1,942)	(268)	(1,674)
Equity options	(19,447)	(24,112)	(5,049)	(30,623)	(11,146)	(8,301)	(79,231)	(69,678)	(9,553)
Currency Forwards	(5,213)	629	(2,958)	(5,659)	(5,070)	(143)	(13,201)	(5,644)	(7,557)
Interest Rate Options	(3,145)	(2,375)	(7,980)	1,982	—	(3,145)	(11,518)	—	(11,518)

Total free-standing derivatives	(40,023)	(24,455)	(52,345)	(60,430)	(30,988)	(9,035)	(177,253)	(62,827)	(114,426)
Embedded Derivatives:
Modified coinsurance and funds withheld treaties	(337)	(67,460)	47,716	90,258	74,054	(74,391)	70,177	115,009	(44,832)
GMXB	35,098	19,829	35,809	51,314	30,588	4,510	142,050	104,613	37,437

Total embedded derivatives	34,761	(47,631)	83,525	141,572	104,642	(69,881)	212,227	219,622	(7,395)
Net gain/(loss) on total derivatives	(5,262)	(72,086)	31,180	81,142	73,654	(78,916)	34,974	156,795	(121,821)

Total investment related gains / (losses), net	$(2,159)	$(76,465)	$48,243	$94,371	$110,762	$(112,921)	$63,990	$254,136	$(190,146)

Quarterly Financial Supplement	Page 23